UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2026

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2026, the Board of Directors of Crawford & Company (the “Company”) appointed William Bruce Swain, Jr., age 62, to the positions of President and Chief Executive Officer of the Company, effective immediately. Mr. Swain has been serving as Interim President and Chief Executive Officer since January 1, 2026, as previously announced in our Form 8-K filed on November 21, 2025. He was also appointed by the Board as a Director on January 1, 2026. Since October 2006, Mr. Swain served as Executive Vice President and Chief Financial Officer. He has held several leadership positions within Crawford since joining in 1991 including, managing several functions within the Finance Department and acting as the Company’s Senior Vice President and Controller. Mr. Swain is a certified public accountant and a chartered global management accountant. He holds a bachelor’s and master’s degree in accountancy from the University of Mississippi. He also serves on the non-profit Boards of the Georgia Chapter of the American Alzheimer’s Association and the Metro Atlanta Chamber of Commerce.

There are no family relationships between Mr. Swain and any directors or executive officers of the Company, and there are no related party transactions between Mr. Swain and the Company.

The compensatory terms of Mr. Swain’s employment agreement have not changed since the Company last disclosed them in connection with Mr. Swain’s appointment as interim President and Chief Executive Officer of the Company (effective January 1, 2026) on November 21, 2025.

In addition, Jesse C. Crawford, Sr., a member of the Board of Directors since 1986, has shared his intention to not stand for reelection at the 2026 Annual Shareholder Meeting to be held on May 14, 2026. In recognition of his many years of service the Board has appointed Mr. Crawford as an honorary member of the Board effective May 14, 2026.

A copy of the Company’s press release, dated March 23, 2026, announcing the appointment of Mr. Swain as President and CEO and Mr. Crawford’s retirement from the Board and appointment as an Honorary Director is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit are filed with this Report:

Exhibit No.	Description
99.1	Press Release dated March 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Tami E. Stevenson
	Name:	Tami E. Stevenson
	Title:	SVP, General Counsel and Corporate Secretary

Date: March 23, 2026

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